Exhibit 99.1

2012 Monthly Cash: Case 1

Operational Monthly Cash Flow
($ in millions)

	1/31/12	2/29/12	3/31/12	4/30/12	5/31/12	6/30/12	7/31/12	8/31/12	9/30/12	10/31/12	11/30/12	12/31/12
Beginning Cash	$84.1	$90.6	$99.1	$100.9	$50.0	$50.0	$50.0	$55.9	$63.5	$67.4	$50.0	$57.1
Energy Revenues	$30.0	$35.0	$29.0	$25.2	$24.0	$34.1	$39.6	$40.1	$32.1	$33.8	$32.3	$33.6
Capacity & Other Revenues	$6.0	$8.6	$9.4	$9.4	$8.4	$8.8	$8.5	$8.5	$9.1	$9.7	$9.4	$9.3
Total Revenue	$35.9	$43.7	$38.4	$34.5	$32.4	$42.9	$48.1	$48.6	$41.2	$43.6	$41.7	$42.9
Fuel Costs	$16.3	$27.3	$23.8	$21.2	$20.1	$26.4	$28.2	$29.3	$26.0	$27.5	$26.2	$25.6
COGS ex Fuel Costs	$8.7	$7.0	$10.5	$14.7	$19.3	$15.4	$8.8	$6.8	$6.1	$6.3	$6.2	$6.2
Total COGS	$25.0	$34.2	$34.3	$35.9	$39.4	$41.8	$37.0	$36.1	$32.1	$33.9	$32.4	$31.7
Net Operating Margin	**$10.9**	**$9.4**	**$4.2**	**($1.4)**	**($7.0)**	**$1.1**	**$11.1**	**$12.5**	**$9.1**	**$9.7**	**$9.3**	**$11.1**
Cash Interest Paid on Current Debt	$0.0	$0.0	$0.0	($28.3)	$0.0	$0.0	$0.0	$0.0	$0.0	($27.4)	$0.0	$0.0
Principal on Current Debt	$0.0	$0.0	$0.0	($19.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($19.6)	$0.0	$0.0
Maintenance Capex and Non Operating Expense	($4.4)	($0.8)	($2.3)	($5.0)	($6.8)	($5.3)	($4.8)	($4.5)	($4.8)	($3.7)	($1.9)	($1.5)
Net Increase (Decrease) in Cash	**$6.4**	**$8.6**	**$1.8**	**($54.4)**	**($14.1)**	**($4.6)**	**$5.9**	**$7.6**	**$3.9**	**($41.3)**	**$7.1**	**$9.4**
Cash Shortfall to Meet Minimum Cash Balance	$0.0	$0.0	$0.0	$3.5	$14.1	$4.6	$0.0	$0.0	$0.0	$23.9	$0.0	$0.0
Cumulative Cash Shortfall	$0.0	$0.0	$0.0	$3.5	$17.6	$22.2	$22.2	$22.2	$22.2	$46.0	$46.0	$46.0
Ending Cash Balance	$90.6	$99.1	$100.9	$50.0	$50.0	$50.0	$55.9	$63.5	$67.4	$50.0	$57.1	$66.5

* Energy Revenue Reflects PJM pricing as of January 12, 2012
** Source: GE's Projections of Homer City Cashflows Based on Diligence Received from EME Homer City

1
Homer City Update
2/29/2012

2013 Monthly Cash: Case 1

Operational Monthly Cash Flow
($ in millions)

	1/31/13	2/28/13	3/31/13	4/30/13	5/31/13	6/30/13	7/31/13	8/31/13	9/30/13	10/31/13	11/30/13	12/31/13
Beginning Cash	$66.5	$84.5	$97.6	$102.3	$59.9	$65.8	$82.7	$105.6	$127.5	$143.7	$110.7	$115.1
Energy Revenues	$39.1	$35.2	$33.8	$27.9	$27.2	$31.8	$40.8	$40.7	$31.4	$32.0	$23.4	$29.2
Capacity & Other Revenues	$9.0	$8.5	$9.2	$9.1	$9.3	$13.8	$14.1	$14.1	$13.8	$14.4	$14.0	$14.2
Total Revenue	$48.1	$43.7	$43.0	$37.0	$36.5	$45.6	$55.0	$54.8	$45.2	$46.4	$37.3	$43.4
Fuel Costs	$22.6	$23.1	$24.7	$21.2	$20.5	$22.4	$25.2	$25.7	$22.3	$23.2	$17.3	$20.1
COGS ex Fuel Costs	$6.3	$6.5	$7.8	$10.0	$10.1	$6.2	$6.6	$6.9	$6.2	$6.4	$10.8	$8.9
Total COGS	$28.9	$29.6	$32.5	$31.1	$30.6	$28.6	$31.8	$32.6	$28.5	$29.7	$28.1	$29.0
Net Operating Margin	**$19.1**	**$14.1**	**$10.5**	**$5.8**	**$5.9**	**$17.0**	**$23.1**	**$22.3**	**$16.7**	**$16.7**	**$9.2**	**$14.5**
Cash Interest Paid on Current Debt	$0.0	$0.0	$0.0	($26.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($25.9)	$0.0	$0.0
Principal on Current Debt	$0.0	$0.0	$0.0	($15.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($15.6)	$0.0	$0.0
Maintenance Capex and Non Operating Expense	($0.6)	($0.5)	($5.5)	($5.8)	($0.0)	($0.1)	($0.1)	($0.2)	($0.2)	($8.0)	($4.7)	($1.4)
Net Increase (Decrease) in Cash	**$18.0**	**$13.1**	**$4.6**	**($42.3)**	**$5.9**	**$16.9**	**$22.9**	**$21.9**	**$16.3**	**($33.1)**	**$4.4**	**$12.9**
Cash Shortfall to Meet Minimum Cash Balance	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Cumulative Cash Shortfall	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0	$46.0
Ending Cash Balance	$84.5	$97.6	$102.3	$59.9	$65.8	$82.7	$105.6	$127.5	$143.7	$110.7	$115.1	$128.0

* Energy Revenue Reflects PJM pricing as of January 12, 2012
** Source: GE's Projections of Homer City Cashflows Based on Diligence Received from EME Homer City

2
Homer City Update
2/29/2012

2012 Monthly Cash: Case 2

Operational Monthly Cash Flow
($ in millions)

	1/31/12	2/29/12	3/31/12	4/30/12	5/31/12	6/30/12	7/31/12	8/31/12	9/30/12	10/31/12	11/30/12	12/31/12
Beginning Cash	$84.1	$90.6	$94.0	$91.5	$50.0	$50.0	$50.0	$50.0	$51.6	$50.7	$50.0	$52.2
Energy Revenues	$30.0	$29.9	$24.7	$21.5	$20.5	$29.0	$33.6	$34.1	$27.3	$28.8	$27.4	$28.6
Capacity & Other Revenues	$6.0	$8.6	$9.4	$9.4	$8.4	$8.8	$8.5	$8.5	$9.1	$9.7	$9.4	$9.3
Total Revenue	$35.9	$38.5	$34.2	$30.8	$28.9	$37.8	$42.2	$42.6	$36.4	$38.5	$36.9	$37.8
Fuel Costs	$16.3	$27.3	$23.8	$21.2	$20.1	$26.4	$28.2	$29.3	$26.0	$27.5	$26.2	$25.6
COGS ex Fuel Costs	$8.7	$7.0	$10.5	$14.7	$19.3	$15.4	$8.8	$6.8	$6.1	$6.3	$6.2	$6.2
Total COGS	$25.0	$34.2	$34.3	$35.9	$39.4	$41.8	$37.0	$36.1	$32.1	$33.9	$32.4	$31.7
Net Operating Margin	**$10.9**	**$4.3**	**($0.1)**	**($5.1)**	**($10.5)**	**($4.0)**	**$5.1**	**$6.5**	**$4.3**	**$4.6**	**$4.4**	**$6.1**
Cash Interest Paid on Current Debt	$0.0	$0.0	$0.0	($28.3)	$0.0	$0.0	$0.0	$0.0	$0.0	($27.4)	$0.0	$0.0
Principal on Current Debt	$0.0	$0.0	$0.0	($19.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($19.6)	$0.0	$0.0
Maintenance Capex and Non Operating Expense	($4.4)	($0.8)	($2.3)	($5.0)	($6.8)	($5.3)	($4.8)	($4.5)	($4.8)	($3.7)	($1.9)	($1.5)
Net Increase (Decrease) in Cash	**$6.4**	**$3.4**	**($2.5)**	**($58.1)**	**($17.7)**	**($9.7)**	**($0.1)**	**$1.6**	**($0.9)**	**($46.4)**	**$2.2**	**$4.4**
Cash Shortfall to Meet Minimum Cash Balance	$0.0	$0.0	$0.0	$16.6	$17.7	$9.7	$0.1	$0.0	$0.0	$45.7	$0.0	$0.0
Cumulative Cash Shortfall	$0.0	$0.0	$0.0	$16.6	$34.3	$44.0	$44.0	$44.0	$44.0	$89.7	$89.7	$89.7
Ending Cash Balance	$90.6	$94.0	$91.5	$50.0	$50.0	$50.0	$50.0	$51.6	$50.7	$50.0	$52.2	$56.6

* Energy Revenue Reflects PJM pricing as of January 12, 2012 cut by 15%
** Source: GE's Projections of Homer City Cashflows Based on Diligence Received from EME Homer City

3
Homer City Update
2/29/2012

2013 Monthly Cash: Case 2

Operational Monthly Cash Flow
($ in millions)

	1/31/13	2/28/13	3/31/13	4/30/13	5/31/13	6/30/13	7/31/13	8/31/13	9/30/13	10/31/13	11/30/13	12/31/13
Beginning Cash	$56.6	$68.7	$76.6	$76.1	$50.0	$51.8	$63.9	$80.6	$96.4	$108.0	$70.1	$71.0
Energy Revenues	$33.2	$29.9	$28.7	$23.7	$23.2	$27.0	$34.7	$34.6	$26.7	$27.2	$19.8	$24.8
Capacity & Other Revenues	$9.0	$8.5	$9.2	$9.1	$9.3	$13.8	$14.1	$14.1	$13.8	$14.4	$14.0	$14.2
Total Revenue	$42.2	$38.4	$37.9	$32.8	$32.4	$40.8	$48.8	$48.7	$40.5	$41.5	$33.8	$39.0
Fuel Costs	$22.6	$23.1	$24.7	$21.2	$20.5	$22.4	$25.2	$25.7	$22.3	$23.2	$17.3	$20.1
COGS ex Fuel Costs	$6.3	$6.5	$7.8	$10.0	$10.1	$6.2	$6.6	$6.9	$6.2	$6.4	$10.8	$8.9
Total COGS	$28.9	$29.6	$32.5	$31.1	$30.6	$28.6	$31.8	$32.6	$28.5	$29.7	$28.1	$29.0
Net Operating Margin	**$13.2**	**$8.8**	**$5.4**	**$1.6**	**$1.8**	**$12.2**	**$17.0**	**$16.1**	**$12.0**	**$11.9**	**$5.7**	**$10.1**
Cash Interest Paid on Current Debt	$0.0	$0.0	$0.0	($26.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($25.9)	$0.0	$0.0
Principal on Current Debt	$0.0	$0.0	$0.0	($15.6)	$0.0	$0.0	$0.0	$0.0	$0.0	($15.6)	$0.0	$0.0
Maintenance Capex and Non Operating Expense	($0.6)	($0.5)	($5.5)	($5.8)	($0.0)	($0.1)	($0.1)	($0.2)	($0.2)	($8.0)	($4.7)	($1.4)
Net Increase (Decrease) in Cash	**$12.1**	**$7.8**	**($0.4)**	**($46.5)**	**$1.8**	**$12.1**	**$16.7**	**$15.8**	**$11.6**	**($37.9)**	**$0.9**	**$8.5**
Cash Shortfall to Meet Minimum Cash Balance	$0.0	$0.0	$0.0	$20.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Cumulative Cash Shortfall	$89.7	$89.7	$89.7	$110.1	$110.1	$110.1	$110.1	$110.1	$110.1	$110.1	$110.1	$110.1
Ending Cash Balance	$68.7	$76.6	$76.1	$50.0	$51.8	$63.9	$80.6	$96.4	$108.0	$70.1	$71.0	$79.5

* Energy Revenue Reflects PJM pricing as of January 12, 2012 cut by 15%
** Source: GE's Projections of Homer City Cashflows Based on Diligence Received from EME Homer City

4
Homer City Update
2/29/2012